UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _____________________

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 24, 2006

                             WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

             Nevada                     000-50028               46-0484987
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                      89109
(Address of principal executive offices of each registrant)        (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Wynn Resorts, Limited announced on February 24, 2006 that an affiliate has submitted an application to the Government of Macau for a land concession for 54 acres on the Cotai Strip. The master plan accompanying the application provides for development of three casino resort hotels and a non-gaming hotel/residential property known as a Taiwanese Guest House.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2006

                                         Wynn Resorts, Limited


                                         By:  /s/ John Strzemp
                                             ------------------------------
                                              John Strzemp
                                              Chief Financial Officer